OTHER PAYABLES AND ACCRUALS (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 USD ($)	Jun. 30, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)
Financial liabilities
Accrued expenses	$ 143	¥ 1,025	¥ 1,910
Accrued payroll	38	270	189
Transaction deposit of mining right acquisition	10,589	75,947	76,945
Others	46	330	1,437
Other payables (financial liabilities)	10,673	76,547	78,571
Total	10,816	77,572	80,481
Analyzed into:
Current portion	227	1,625	3,536
Non-current portion	$ 10,589	¥ 75,947	¥ 76,945